EXHIBIT 13
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Director, Treasurer, Vice President, Chief Financial Officer and Corporate Controller of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Power®	333-90243

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Optimizer® A	333-63904
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September, 2010.

/s/ Eric J. Martin Eric J. Martin
Director, Treasurer, Vice President
Chief Financial Officer and Corporate Controller

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director and Vice President of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Power®	333-90243

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Optimizer® A	333-63904
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September, 2010.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lon J. Olejniczak, Director and President of the Board of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Power®	333-90243

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Optimizer® A	333-63904
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September, 2010.

/s/ Lon J. Olejniczak Lon J. Olejniczak
Director and President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice President of the Board of Transamerica Advisors Life Insurance Company, an Arkansas corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts and modified guaranteed annuities listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

SEC 1933 File
Registrant	Product Name	Number
Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Investor Choice AnnuitySM (Investor Series)	333-118362

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Plus®	033-43773

Merrill Lynch Life Variable Annuity Separate Account B	Merrill Lynch Retirement Plus®	033-45379

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch Investor Choice AnnuitySM (IRA Series)	333-119364

Merrill Lynch Life Variable Annuity Separate Account D	Merrill Lynch IRA Annuity®	333-91098

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Power®	333-90243

Merrill Lynch Life Variable Annuity Separate Account A	Merrill Lynch Retirement Optimizer® A	333-63904
     IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of September, 2010.

/s/ Robert R. Frederick Robert R. Frederick
Director and Senior Vice President